UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 16, 2004

ATLAS MINERALS INC.
 (Exact name of Registrant as specified in its Charter)

COLORADO (State or other jurisdiction of incorporation or organization)	1-02714 (Commission File Number)	84-1533604 (I.R.S. Employer Identification Number)

Suite 205, 10920 West Alameda Avenue, Lakewood, Colorado	80226
(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (303) 292-1299

Item 7. Financial Statements and Exhibits

        (c) Exhibits. The exhibits listed below are filed with this report.

99.1	Press Release dated April 16, 2004.

Item 12. Results of Operations and Financial Condition.

On April 16, 2004 Atlas Minerals Inc. issued a press release announcing Results of Operations and Financial Condition for the fiscal year ended December 31, 2003. The press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS MINERALS INC. (Registrant)

By: /s/ Gerald E. Davis Gerald E. Davis Corporate Secretary

Date: April 16, 2004